                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------

                         HYPERION 2002 TERM TRUST, INC.

--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box:)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                         HYPERION 2002 TERM TRUST, INC.
         One Liberty Plaza, 36th floor, o New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   March 1, 2002
To the Stockholders:

         The Annual Meeting of Stockholders of Hyperion 2002 Term Trust, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 16, 2002, at 11:15 a.m., for the following purposes:

         1.       To elect directors (Proposal 1).

         2. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor") (Proposal 2).

         3. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002 (Proposal 3).

         4. To transact any other business that may properly come before the meeting.

         The close of business on February 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.


                                             By Order of the Board of Directors,


                                             Patricia A. Sloan
                                             Secretary


                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                 Valid Signature
------------                                 ---------------

Corporate Accounts

         (1) ABC Corp.                       ABC Corp.
         (2) ABC Corp.                       John Doe, Treasurer
         (3) ABC Corp. c/o John Doe,         John Doe
             Treasurer
         (4) ABC Corp. Profit                John Doe, Trustee
             Sharing Plan

Trust Accounts

         (1) ABC Trust                       John B. Doe, Trustee
         (2) Jane B. Doe, Trustee            Jane B. Doe
             u/t/d 12/28/78

Custodial or Estate Accounts

         (1) John B. Smith, Cust.            John B. Smith
             f/b/o John B. Smith, Jr.
             UGMA
         (2) John B. Smith                   John B. Smith, Jr., Executor

                         HYPERION 2002 TERM TRUST, INC.
         One Liberty Plaza, 36th floor, o New York, New York 10006-1404

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2002 Term Trust, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 11:15 a.m. on Tuesday, April 16, 2002 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 1, 2002. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the three nominees for director, FOR the approval of the new Investment Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002. The close of business on February 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" any proposal requiring approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal 2). On the record date there were 30,446,839 shares outstanding.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2003; Class II, 2004; and Class III, 2002. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The terms of Robert F. Birch, Harry E. Petersen, Jr. and Leo M. Walsh, Jr., the members of Class III, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Birch, Petersen and Walsh. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

         As described above, there are three nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Directors.

Information Concerning Nominees/Directors

         The following tables provide information concerning each of the seven members and nominees of the Board of Directors of the Fund. The three nominees are listed first in the tables under the Class III directors.

                                                                                                         Number of
                              Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address                 Fund and Term of Office    During Past 5 Years and                         Complex Overseen by
and Age                       and Length of Time Served  Other Directorships Held by Director            Director
----------------------------- -------------------------- ----------------------------------------------- ---------------------

Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders or termination of the Fund:

Disinterested Director

Robert F. Birch               Director, Member of The    Chairman and President, New America High                 3
c/o One Liberty Plaza,        Audit Committee, Member    Income Fund (1992-Present); Chairman of the
36th floor, New York,         of Nominating and          Board and Co-Founder,The China Business
New York 10006-1404           Compensation Committees,   Group, Inc. (1996-Present); Director,
                              Member of Executive        Brandywine Funds (2) (2001-Present).
Age 65                        Committee
                                                         Formerly, Director and Strategic Planning
                              Elected for Three Year     Consultant, Dewe Rogerson, Ltd. (1994-1998)
                              Term/Director since
                              December 1998

Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders or termination of the Fund:

Disinterested Director

Harry E. Petersen, Jr.        Director, Member of the    Senior Consultant to Cornerstone Equity                  3
c/o One Liberty Plaza,        Audit Committee, Member    Advisors, Inc. (1998-Present); Director
36th floor, New York,         of Nominating and          and/or Trustee of several investment
New York 10006-1404           Compensation Committees,   companies (3) advised by Hyperion Capital
                              Member of Executive        Management, Inc. or by its affiliates
Age 77                        Committee                  (1992-Present).
                                                         Formerly, Senior Consultant to Potomac Babson
                              Elected for Three Year     Inc. (1995-1998); Director of Equitable Real
                              Term/Director since July   Estate Hyperion Mortgage Opportunity Fund,
                              1992                       Inc. and Equitable Real Estate Hyperion High
                                                         Yield Commercial Mortgage Fund, Inc.
                                                         (1995-1997); Director of Lexington Corporate
                                                         Properties, Inc. (1993-1997).

Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders or termination of the Fund:

Disinterested Director

Leo M. Walsh, Jr.             Director, Chairman of      Director and/or Trustee of several investment            3
c/o One Liberty Plaza,        the Audit Committee,       companies (3) advised by Hyperion Capital
36th floor, New York,         Member of Nominating and   Management, Inc. or by its affiliates
New York 10006-1404           Compensation Committees    (1989-Present); Financial Consultant for
                                                         Merck-Medco Managed Care LLC (formerly Medco
Age 69                        Elected for Three Year     Containment Services Inc.) (1994-Present);
                              Term/Director since July   Director of Lend Lease Hyperion Mortgage
                              1992                       Opportunity Fund, Inc. (formerly, Equitable
                                                         Real Estate Hyperion Mortgage Opportunity
                                                         Fund, Inc.) and Lend Lease Hyperion High
                                                         Yield CMBS Fund, Inc. (formerly, Equitable
                                                         Real Estate Hyperion High Yield Commercial
                                                         Mortgage Fund, Inc.) (1999-Present).

                                                                                                         Number of
                              Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address                 Fund and Term of Office    During Past 5 Years and                         Complex Overseen by
and Age                       and Length of Time Served  Other Directorships Held by Director            Director
----------------------------- -------------------------- ----------------------------------------------- ---------------------

Class I Director to serve until 2003 Annual Meeting of Stockholders or termination of the Fund:

Interested Director

Lewis S. Ranieri*             Director, Member of        Chairman and Chief Executive Officer of                  3
c/o One Liberty Plaza,        Executive Committee        Ranieri & Co., Inc. (since 1988); in
36th floor, New York,                                    addition, President of LSR Hyperion Corp., a
New York 10006-1404           Elected for Three Year     general partner of the limited partnership
                              Term/Director since June   that is the general partner of Hyperion
Age 55                        1989                       Partners L.P. ("Hyperion Partners") (since
                                                         1988); Director and Vice Chairman of the
                                                         Board of Hyperion Capital Management, Inc.
                                                         (since December 1998); Director and Chairman
                                                         of the Board of Hyperion Capital Management,
                                                         Inc. (1989-November 1998); Director and
                                                         President of Hyperion Funding 1993 Corp., the
                                                         general partner of the limited partnership
                                                         that is the general partner of Hyperion 1993
                                                         Fund L.P.; and also Chairman and President of
                                                         various other direct and indirect
                                                         subsidiaries of Hyperion Partners (since
                                                         1989); Chairman of the Board (1989-December
                                                         1998) and/or Director (since 1989) of several
                                                         investment companies (3) advised by Hyperion
                                                         Capital Management, Inc. or by its
                                                         affiliates.

                                                         Formerly, Director and Chairman of Bank
                                                         United Corp.; Director of Bank United
                                                         (1988-2001); Director of Lend Lease Hyperion
                                                         Mortgage Opportunity Fund, Inc. (formerly,
                                                         Equitable Real Estate Hyperion Mortgage
                                                         Opportunity Fund, Inc.) and Lend Lease
                                                         Hyperion High Yield Commercial Mortgage Fund,
                                                         Inc. (formerly, Equitable Real Estate
                                                         Hyperion High Yield Commercial Mortgage Fund,
                                                         Inc.) (1995-1999).


Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders or termination of the Fund:

Interested Director

Patricia A. Sloan*            Director                   Consultant (2000-Present) and Managing                   3
c/o One Liberty Plaza,                                   Director (1988-2000) of Ranieri & Co., Inc;
36th floor, New York,         Elected for Three Year     Secretary, Director and/or Trustee of several
New York 10006-1404           Term/Director since        investment companies (3) advised by Hyperion
                              February 1993              Capital Management, Inc. or by its affiliates
Age 58                                                   (1989-Present).
                              Secretary
                              Elected Annually/Since     Formerly, Director of Bank United Corp., the
                              July 1989                  parent of Bank United (1988-2001).


-----------------------------
* "Interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

                                                                                                         Number of
                              Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address                 Fund and Term of Office    During Past 5 Years and                         Complex Overseen by
and Age                       and Length of Time Served  Other Directorships Held by Director            Director
----------------------------- -------------------------- ----------------------------------------------- ---------------------

Class II Director to serve until 2004 Annual Meeting of Stockholders or termination of the Fund:

Disinterested Director

Rodman L. Drake               Director, Member of the    President, Continuation Investments Group                3
c/o One Liberty Plaza,        Audit Committee,           Inc. (1997-Present); Director and/or Trustee
36th floor, New York,         Chairman of Nominating     of several investment companies (3) advised
New York 10006-1404           and Compensation           by Hyperion Capital Management, Inc.
                              Committees                 (1989-Present); Director, Alliance Group
Age 59                                                   Services, Inc.  (1998-Present);  Director,
                              Elected for Three Year     Hotelevision, Inc. (1999-Present); Chairman,
                              Term/Director since July   Metro Cash Card International (1999-Present);
                              1992                       Director, Parsons Brinckerhoff, Inc.
                                                         (1995-Present); Director, Absolute Quality
                                                         Inc. (2000- Present); Trustee of Excelsior
                                                         Funds (3) (1994-Present).

                                                         Formerly, Co-Chairman
                                                         of KMR Power
                                                         Corporation
                                                         (1993-1997); President,
                                                         Mandrake Group
                                                         (1993-1997).


                                                                                                         Number of
                              Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address                 Fund and Term of Office    During Past 5 Years and                         Complex Overseen by
and Age                       and Length of Time Served  Other Directorships Held by Director            Director
----------------------------- -------------------------- ----------------------------------------------- ---------------------

Class II Director to serve until 2004 Annual Meeting of Stockholders or termination of the Fund:

Interested Director

Andrew M. Carter*             Director                   Chairman and Chief Executive Officer,                    3
c/o One Liberty Plaza,                                   Hyperion Capital Management, Inc. (November
36th floor, New York,         Elected for Three Year     1998-Present); Director of several investment
New York 10006-1404           Term/Director since July   companies (3) advised by Hyperion Capital
                              1998                       Management, Inc. (1998-Present); Vice
Age 61                                                   Chairman of The China Business Group
                              Chairman                   (1996-Present) and presently officer of four
                              Elected Annually/          charitable boards: The New England
                              Since July 1998            Conservatory, The Loomis Chaffee School, The
                                                         William E. Simon Graduate School of Business
                                                         Administration at the University of
                                                         Rochester, and The Big Brother Association of
                                                         Boston.

-----------------------------
* "Interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Investment Advisor.

Officers of the Fund

         The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2002 fiscal year. An asterisk (*) indicates a person is an "interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:

Name, Address                  Position(s) Held       Term of Office and      Principal Occupation(s)
and Age                        with Fund              Length of Time Served   During Past 5 Years
------------------------------ ---------------------- ----------------------- ------------------------------------------
Andrew M. Carter*              Chairman               Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza, 36th                           Since December 1998     Nominees/Directors."
floor, New York, New York
10006-1404

Age 61

Clifford E. Lai*               President              Elected Annually        President (since November 1998) Hyperion
c/o One Liberty Plaza, 36th                           Since April 1993        Capital Management, Inc.
floor, New York, New York                                                     (March 1993-Present).
10006-1404

Age 48

Patricia A. Botta*             Vice President         Elected Annually        Director of Hyperion Capital Management,
c/o One Liberty Plaza, 36th                           Since March 1997        Inc. (1989-Present).
floor, New York, New York
10006-1404

Age 44

Thomas F. Doodian*             Treasurer              Elected Annually        Director of Finance and Operations,
c/o One Liberty Plaza, 36th                           Since February 1999     Hyperion Capital Management, Inc. (July
floor, New York, New York                                                     1995-Present).  Treasurer of several
10006-1404                                                                    investment companies advised by Hyperion
                                                                              Capital Management, Inc. (February 1998-
Age 42                                                                        Present).

Patricia A. Sloan*             Secretary              Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza, 36th                           Since February 1993     Nominees/Directors."
floor, New York, New York
10006-1404

Age 58

Fund Shares owned by Directors and Officers

         The following table sets forth, for each Director and for the Directors and officers as a group, the amount of shares beneficially owned in the Fund as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own beneficially less than 1% of the Fund.

         Name of Director                                Amount of Securities Owned in Fund
         ----------------------------------------------- ----------------------------------------------
         Lewis Ranieri                                   6,250
         Leo M. Walsh, Jr.                               7,000
         Rodman L. Drake                                 317
         Harry E. Petersen, Jr.                          200
         Robert F. Birch                                 1,800
         Andrew M. Carter                                -0-
         Patricia A. Sloan                               300
         All Directors and Officers as a Group           15,867

         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                                       Aggregate Dollar Range of Equity Securities
                                        Dollar Range of Equity         in All Funds Overseen by Director or
         Name of Director               Securities in the Fund         Nominee in Family of Investment Companies
         ------------------------------ ------------------------------ ---------------------------------------------
         Lewis Ranieri                  $50,001-$100,000               $50,001-$100,000
         Leo M. Walsh, Jr.              $50,001-$100,000               Over $100,000
         Patricia A. Sloan              $1-$10,000                     $10,001-$50,000
         Rodman L. Drake                $1-$10,000                     $10,001-$50,000
         Harry E. Petersen, Jr.         $1-$10,000                     $1-$10,000
         Robert F. Birch                $10,001-$50,000                $50,001-$100,000
         Andrew M. Carter               None                           None

Principal Holders

         To the best of the Fund's knowledge, as of February 22, 2002, no person owned beneficially more than 5% of the Fund's outstanding shares, except as set forth below. Unless otherwise noted, beneficial ownership is based on sole investment power.

Title of Class        Name and Address                          Amount of Shares               Percent of Class
--------------------- ----------------------------------------- ------------------------------ -------------------------
Common                Karpus Management                         2,188,145                      12.88%
                      183 Sullys Trail
                      Pittsford, NY 14534

Common                Wachovia Corp                             3,420,491                      20.13%
                      One Wachovia Center
                      Charlotte, NC 28288

Interested Persons

         Mr. Ranieri serves as a Director and Vice Chairman of the Advisor and Mr. Carter serves as Chairman and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Messrs. Ranieri and Carter and Ms. Sloan to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Board of Directors Meetings

         The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Birch, Drake and Petersen, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board of Directors the appointment of the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee, that was previously filed with the Securities and Exchange Commission ("SEC") in 2001. The Report of the Audit Committee is presented below. During the fiscal year ended December 31, 2001, the full Board of Directors met five times and the Audit Committee met two times. All of the members of the Audit Committee attended the Audit Committee meetings and all of the directors attended at least 75% of the aggregate of the Board meetings and the Audit Committee meetings. The Fund has a Nominating and a Compensation Committee. The Nominating and Compensation Committees presently consist of Messrs. Drake, Birch, Petersen and Walsh. There were no nominees to be considered so the Nominating Committee did not meet during 2001. The function of the Nominating Committee is to recommend candidates for election to the Board as independent directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors. The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch, Petersen and Ranieri. The function of the Executive Committee is to approve dividends for the Fund when the full Board of Directors can not meet. The Executive Committee did not meet during 2001.

Report of the Audit Committee

         On February 26, 2002, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended December 31, 2001. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants' independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the Investment Company Act of 1940, as amended and Rule 30d-1 thereunder for the year ended December 31, 2001.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch- Audit Committee Member

Compensation of Directors and Executive Officers

         No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $8,500 per year plus $1,000 for each Board of Directors meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting. The following table sets forth information concerning the compensation received by directors for the twelve month period ended December 31, 2001.

                             Directors' Compensation           Total Directors' Compensation from the
                             from the Fund                     Fund and the Fund Complex*
--------------------------------------------------------------------------------------------------------------------
Robert F. Birch              $14,569                           $46,707
Rodman L. Drake              $13,000                           $42,750
Harry E. Petersen, Jr.       $13,750                           $44,250
Leo M. Walsh, Jr.            $13,750                           $44,250

-----------------
*Total number of registered investment companies in fund complex is three.

Compliance With Section 16 Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with.

Required Vote

         Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

          PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Summary of the Transaction

         Hyperion Capital Management, Inc. (the "Advisor") currently serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated September 29, 1993 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW INVESTMENT ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

          The Advisor is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are general partners of Hyperion Ventures. Through these corporations, these individuals own a majority of the partnership interests of Hyperion Ventures. Mr. Salvatore Ranieri and Mr. Shay, as well as the owners of the limited partners of Hyperion Ventures, all of whom hold a pro rata interest in Hyperion Partners, have offered to sell their stock in the Advisor to an investment group composed entirely of officers and directors of the Advisor, including Mr. Lewis Ranieri (the foregoing referred to as the "Transaction"). The Transaction is expected to close by April 25, 2002. The Transaction will not go forward without the approval of the New Investment Advisory Agreement by the stockholders of the Fund. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

          Following the transaction, the officers and directors of the Advisor listed below will own an interest of over 5% in the Advisor.

         Name                                                  Title
         ----------------------------------------------------- -----------------------------------------------------
         Lewis Ranieri                                         Chairman
         Clifford Lai                                          President
         John Feeney                                           Managing Director, Marketing
         John Dolan                                            Managing Director, Chief Investment Officer

         There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.


         Current Board and Title                               Proposed Board and Title
         ----------------------------------------------------- ------------------------------------------------------
         Andrew Carter, Chairman                               Lewis Ranieri, Chairman
         Lewis Ranieri, Vice Chairman                          Clifford Lai, Director
         Clifford Lai, Director                                John Feeney, Director
         Scott Shay, Director                                  John Dolan, Director
         Salvatore Ranieri, Director

Andrew Carter will remain with the Advisor as Vice Chairman of Hyperion Capital Management, Inc.

         Under the 1940 Act, a change in control of an investment advisor results in an assignment and termination of the advisor's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, the Advisor has advised the Fund's Board of Directors that it does not believe that consummation of the Transaction will cause an assignment of the Current Investment Advisory Agreement. The Fund's directors have, however, carefully considered the Advisor's development since its inception and the involvement in management decisions by the partners who are selling their interests in the Advisor. To avoid any uncertainty about the status of the Current Investment Advisory Agreement, the Fund's directors believe that it is prudent and in the best interest of the Fund to obtain stockholder approval of the New Investment Advisory Agreement.

The Current Investment Advisory Agreement

         Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "Additional Information."

         On March 13, 2001, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Current Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Current Investment Advisory Agreement through March 31, 2002. At the time of the Board's approval of the latest extension of the Current Investment Advisory Agreement, Messrs. Lewis Ranieri, Carter, and Ms. Sloan were interested persons of the Fund. The Current Investment Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the Annual Meeting of the Stockholders of the Fund held on September 29, 1993. At that meeting, the Stockholders approved the continuance of the Current Investment Advisory Agreement. The Board of Directors will consider continuance of the Current Investment Advisory Agreement until March 31, 2003 or termination of the Fund at a meeting scheduled for March 26, 2002.

         The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.50% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,460,565.80.

The New Investment Advisory Agreement

         The New Investment Advisory Agreement is the same in all material respects as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 25, 2002) as its new effective date.

         A Form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be April 25, 2002, and will continue in effect until April 25, 2004 or termination of the Fund. Thereafter, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

Board Considerations Relating to the New Investment Advisory Agreement

         On January 16, 2002, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement. At the meeting, senior officers of the Advisor discussed the Transaction. The Board of Directors considered, among other things:

         o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain largely unchanged for the foreseeable future;

         o the key employees of the Advisor who handle the Fund's day-to-day management will now be equity owners of the Advisor; and

         o the Transaction is expected to result in better alignment of interest between employees, management, owners and clients of the Advisor.

         In addition, the directors considered a wide range of information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement as in effect from year to year. The directors considered, among other things:

         o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the
                  Fund), resources and investment process;

         o        the terms of the New Investment Advisory Agreement;

         o the scope and quality of the services that the Advisor has been providing to the Fund;

         o the investment performance of the Fund and of similar funds managed by other advisors over various periods;

         o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisors;

         o the total expense ratio of the Fund and of similar funds managed by other advisors;

         o compensation payable by the Fund to affiliates of the Advisor for other services; and

         o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates.

         The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2002 Annual Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will be disinterested directors. In order for the Board to meet this percentage, Ms. Sloan and Mr. Carter have agreed to resign as directors of the Fund as of the closing of the Transaction.

         After carefully considering the information described above, the Disinterested Directors unanimously voted to approve the New Investment Advisory Agreement and to recommend that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

Required Vote

         Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

              PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending December 31, 2002 at a meeting scheduled to be held on March 26, 2002. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC at December 31, 2001 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Audit Fees

         The Fund will pay PwC $53,000 for its audit of the Fund's December 31, 2001 financial statements.

Financial Information Systems Design and Implementation

         The Fund paid PwC $8,446 for professional services relating to the Fund's financial information for the fiscal year ended December 31, 2001. Hyperion Capital Management, Inc. (the "Advisor") is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). The Advisor did not pay PwC for any other professional services relating to the Advisor's financial information systems for the fiscal year ended December 31, 2001.

All Other Fees

         The Fund paid PwC $12,325 for other non-audit professional services for the fiscal year ended December 31, 2001. The Advisor, Hyperion Partners or Hyperion Ventures did not pay PwC for any other professional services for the fiscal year ended December 31, 2001. The Fund's Audit Committee has determined that the provision of the services by PwC to the Advisor, Hyperion Partners or Hyperion Ventures is compatible with maintaining PwC's independence.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

The Advisor

         The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 36th floor, New York, New York 10006-1404.

         As noted above, the Advisor is a subsidiary of Hyperion Partners. The sole general partner of Hyperion Partners is Hyperion Ventures. Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Vice Chairman of the Board of the Advisor and a Director of the Fund. Mr. Carter is the Chairman and Chief Executive Officer of the Advisor and Chairman of the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Fund, is an employee of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Ms. Botta, Vice President of the Fund, and Mr. Doodian, Treasurer of the Fund, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

The Administrator

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.17% of the first $100 million of its average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the fiscal year ended December 31, 2001, the Administrator earned $438,035.83 in Administration fees. In addition, the Administrator has entered into Administration Agreements with two other investment companies, with the following fee structure:

Name                                           Administration Fee
---------------------------------------------- ------------------------------------------------------------------------
The Hyperion Total Return Fund, Inc.           a monthly fee paid at an annual rate of:
                                               0.20% of its average weekly assets

Hyperion 2005 Investment Grade                 a monthly fee paid at an annual rate of:
Opportunity Term Trust, Inc.                   0.17% of the first $100 million of its average weekly net assets
                                               0.145% of the next $150 million
                                               0.12% of any amounts above $250 million

Investment Companies Managed by the Advisor

         The Advisor provides advisory services to several other registered investment companies, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Advisor and Director of the Fund, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Clifford E. Lai, President of the Advisor and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                         Approximate Net Assets
Name of Fund                                      Investment Advisory Fees               at December 31, 2001
------------------------------------------------- -------------------------------------- -----------------------------------
The Hyperion Total Return Fund, Inc.*             0.65% of its average weekly net        $275,934,844.23
                                                  assets

Hyperion 2005 Investment Grade Opportunity Term   0.65% of its average weekly net        $168,474,398.72
Trust, Inc.                                       assets

---------------
* The Advisor and The Hyperion Total Return Fund, Inc. ("HTR") have entered into a sub-advisory agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment advisor with respect to a portion of HTR's assets.

Brokerage Commissions

         Because it buys its portfolio securities in dealer markets, the Fund did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Fund paid an aggregate of $5182.05 in futures commissions during the last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor.

         The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Current Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor, and not all such services may be used by the Advisor in connection with the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2002.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc., or Georgeson Shareholder, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $8,583. The Fund's agreement with Georgeson Shareholder provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

March 1, 2002

                                    EXHIBIT A

                          HYPERION 2002 TERM TRUST INC.

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT made as of the ___ day of _____ _____ between Hyperion 2002 Term Trust, Inc. (the "Trust") and Hyperion Capital Management, Inc. ("HCM").

                                   WITNESSETH:

         WHEREAS, the Trust desires to appoint HCM as the investment manager of the assets of the Trust.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Appointment and Status as Investment Manager. The Trust hereby appoints HCM as the investment manager with respect to its assets, and HCM hereby accepts this appointment, on the terms and conditions set forth herein.

         2. Management of Assets. HCM represents that it is a registered investment adviser under the Investment Advisers Act of 1940, as amended. HCM agrees to supervise and direct, with full authority and at its discretion, on the Trust's behalf and at the Trust's risk, the investment of the Trust's assets in such manner as HCM may deem advisable in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust's Prospectus (the "Prospectus") and resolutions passed by the Trust's Board of Directors (the "Investment Guidelines"). The Trust may from time to time amend the Investment Guidelines. HCM will not be bound to follow any amendment to the Investment Guidelines, however, until it has received written notice of the amendment from the Trust. The Trust will incorporate into the Investment Guidelines any restrictions on investments that may be made by HCM on the Trust's behalf, provided that it shall be HCM's responsibility to abide by any and all laws and regulations affecting or governing its activities as a registered investment adviser, whether or not any investment restrictions resulting from such laws and regulations are incorporated by the Trust into the Investment Guidelines. As investment manager for the Trust, HCM shall supervise continuously the investment program of the Trust and the composition of its investment portfolio and, subject to the restrictions set forth above, make any modifications thereto that it deems advisable and shall arrange, subject to Section 3 below, for the purchase and sale of securities and other assets on behalf of the Trust. HCM will bear costs and expenses of its officers and employees and any office space and other overhead costs incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Trust who are affiliated person (as defined in the 1940 Act) of HCM.

         3. Brokerage. HCM may place orders for the execution of transactions on behalf of the Trust with or through any brokers, dealers or banks that HCM may select in accordance with the Trust's policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Board of Directors of the Trust may direct from time to time. In furtherance of the foregoing HCM is authorized to employ such securities brokers or dealers as will, in the judgment of HCM, implement the policy of the Trust to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, HCM is authorized to direct the execution of the Trust's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by HCM to be useful or valuable to the performance of its investment advisory functions for the Trust.

         4. Custody. The cash and other assets of the Trust shall be held by State Street Bank and Trust Company (the "Custodian"), which the Trust hereby represents has agreed to act as sole custodian for the Trust.

         5. Limit of Liability. (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of HCM ("Disqualifying Conduct"), HCM shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder (except as may otherwise be provided under the 1940 Act or other applicable federal or state laws which cannot be waived or modified hereby).

         (b) The Trust shall indemnify HCM to the fullest extent permitted by law against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees ("Losses") incurred by HCM as the result of any action, suit or proceeding against HCM in its capacity as investment adviser of the Trust except to the extent that such Losses result from Disqualifying Conduct.

         6. Representations and Warranties of the Trust. The Trust represents and warrants to HCM that (a) this Agreement has been duly authorized, executed and delivered by the Trust and constitutes its valid and binding obligation, enforceable in accordance with its terms; (b) no governmental authorizations, approvals, consents or filings are required in connection with the execution, delivery or performance of this Agreement by the Trust; and (c) the execution, delivery and performance of this Agreement by the Trust will not violate or result in any default under the Trust's Articles of Incorporation, as amended, or by-laws, any material contract or agreement to which the Trust is a party or by which it or its assets may be bound or to the best of its knowledge any statute or any rule, regulation or order of any government agency or body.

         7. Directions to HCM. All directions by or on behalf of the Trust to HCM shall be in writing signed either (a) by a director or officer of the Trust, or (b) by a duly authorized agent of the Trust. HCM shall also be fully protected in relying upon any direction signed in the appropriate manner. HCM shall also be fully protected when acting upon any instrument, certificate or paper HCM reasonably believes to be genuine and to be signed or presented by the proper person or persons.

         8. Reports. HCM shall render to the Board of Directors of the Trust such periodic and special reports as the Directors may reasonably request.

         9. Services to Other Clients. HCM acts as adviser to other clients and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the time or nature of action taken, with respect to the Trust's assets. HCM shall have no obligation to purchase or sell for the Trust, or to recommend for purchase or sale by the Trust, any security that HCM, its principals, affiliates or employees may purchase for themselves or for any other clients.

         10. Relationship with Affiliate. HCM currently does not have any affilitated broker-dealers. If HCM has an affiliated broker-dealer in the future, HCM will not execute transactions with such affiliated broker-dealer for clients or the Trust.

         11. Non-Assignability. This agreement shall automatically terminate upon any assignment (as that term is defined in the 1940 Act) of this Agreement by HCM.

         12. Termination. This Agreement shall continue in effect for a period of no more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Directors of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by HCM at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.

         13. Notices. All notices and instructions with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when delivered in writing to the addresses below or when deposited by first-class mail addressed as follows:

         (a)                To the Custodian:

                            State Street Bank and Trust Company

                            -----------------------

                            -----------------------
                            Attention:  ___________________
                            Vice President

         (b)                To the Trust:

                            Hyperion 2002 Term Trust, Inc.
                            One Liberty Plaza - 36th Floor
                            New York, NY  10006
                            Attention:  _____________________
                            Treasurer

         (c)                To HCM:

                            Hyperion Capital Management, Inc.
                            One Liberty Plaza - 36th Floor
                            New York, NY  10006
                            Attention:  _____________________
                            President

         14. Fees. HCM's fees for services provided under this Agreement shall be payable by the Trust at the end of each month for the preceding month, in accordance with the schedule of fees attached hereto as Exhibit A.

         15. Entire Agreement: Amendment. This Agreement states the entire agreement of the parties with respect to management of the Trust's assets and may not be amended except by a writing signed by the parties and, to the extent required by the 1940 Act, with the approval of such amendment by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         17. Effective Date. This Agreement shall become effective on the day and year first written above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day, month and year first above written.

                                        Hyperion 2002 Term Trust, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        Hyperion Capital Management, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        Date: As of ________________

                                    EXHIBIT A
                       (to Investment Advisory Agreement)

                                SCHEDULE OF FEES

Base Fee

         Hyperion Capital Management, Inc. ("HCM") will receive the following investment advisory fee pursuant to the Investment Advisory Agreement. The Trust shall pay to HCM a monthly fee which is equal to 0.50% per annum of the Trust's weekly net assets (which, for the purposes of determining such fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Trust's Shares).

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









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









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

HIFTB-PS-02

                         HYPERION 2002 TERM TRUST, INC.

                   Proxy Solicited on Behalf of the Directors


The undersigned hereby appoints Andrew M. Carter and Clifford E. Lai and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 2002 Term Trust, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 16, 2002 at 11:15 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR election of the nominees as Directors in Proposal 1, FOR the approval of the new Investment Advisory Agreement in Proposal 2 and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund in Proposal 3. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NOTE: Please sign exactly as your name(s) appear(s) on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

     X            PLEASE MARK VOTES AS IN THIS EXAMPLE
  --------

--------------------------------------------------------------------------------

THE HYPERION 2002 TERM TRUST, INC.

--------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE OF SHARES:
Please be sure to sign and date this Proxy.                        Date


--------------------------------------------------------------------------------
Stockholder sign here      Co-owner sign here

DETACH CARD

1.  Election of Directors

                            For All Nominees     With-Held        For All Except
Class III:

Robert F. Birch             ___________          ___________      ___________
Harry E. Petersen Jr.
Leo M. Walsh, Jr.

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                     For       Against   Abstain
2.  Approval for the new Investment Advisory
Agreement.                                           _______   _______   _______

                                                     For       Against   Abstain
3.  Ratification or rejection of the selection of
independent accountants (a vote "For" is a vote      _______   _______   _______
for ratification).

Mark box at right if an address change or comment    _______
has been noted on the reverse side of this card.

Mark box at right if you plan to attend the Annual   _______
Meeting of Stockholders on April 16, 2002.


DETACH CARD